                                                                EXHIBIT 4.1

                         SPECIMEN CERTIFICATE OF STOCK



  NUMBER                                                                  SHARES

TPB


                               TELEPASSPORT INC.
                                                              CUSIP 87943Y 10 2

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
  OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS


THIS CERTIFIES THAT



is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK
                     OF THE PAR VALUE OF $.01 PER SHARE OF

                               TELEPASSPORT INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.


    This Certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                        [TELEPASSPORT INC.
                                          CORPORATE SEAL
                                               1996
                                              DELAWARE]



                        President               Secretary



                                    COUNTERSIGNED AND REGISTERED:
                                         THE BANK OF NEW YORK
                                              TRANSFER AGENT AND REGISTRAR

                                    BY

                                                AUTHORIZED SIGNATURE

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        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                  UNIF GIFT MIN ACT-____________Custodian____________
        TEN ENT - as tenants by the entireties                               (Cust)               (Minor)
        JT TEN  - as joint tenants with right                             under Uniform Gifts to Minors
                  of survivorship and not as tenants
                  in common                                               Act______________________________
                                                                                       (State)

                  Additional abbreviations may also be used though not in the above list.

For Value Received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
|                                    |
|                                    |
|____________________________________|


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated_________________________________


_______________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.